UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017 (December 21, 2017)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado 80301

(Address of principal executive offices, including Zip Code)

(303) 381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., a Delaware corporation, unless the context otherwise provides.

Item 8.01                   Other Events.

On December 21, 2017, Array BioPharma contributed certain rights and assets related to its ARRY-797 drug program (“Array 797”), including all patents, patent applications and other intellectual property rights, pre-clinical and clinical data, regulatory submissions, inventory, contracts, equipment and books and records related to its ARRY-797 drug program (the “797 Assets”), to Yarra Therapeutics, LLC, a Delaware limited liability company and wholly-owned subsidiary of Array (“Yarra”).

Array formed Yarra for the purpose of creating a separate entity to further develop and commercialize therapeutics targeted towards rare diseases, including the ARRY-797 drug program, an oral, selective p38 mitogen-activated protein kinase inhibitor.  This option was contemplated by the Note Purchase Agreement dated September 2, 2016 (the “Redmile Agreement”) between Array and certain affiliated entities of Redmile Capital (collectively, “Redmile”) and the convertible promissory notes issued by Array in the aggregate principal amount of $10 million (the “Notes”) to Redmile under the Note Purchase Agreement. The terms of the Redmile Agreement and the Notes have previously been disclosed by Array in its public filings with the Securities and Exchange Commission.

Yarra will be led by Bryan Stuart, who will serve as Yarra’s President and Chief Executive Officer.  Prior to joining Yarra, Mr. Stuart was President and Chief Executive Officer of Kastle Therapeutics, a biopharmaceutical company focused on developing and commercializing therapeutics for patients with rare diseases.  Mr. Stuart was previously the Chief Business Officer of Civitas Therapeutics through the sale of the company to Acorda Therapeutics in 2014.  Prior to Civitas, Mr. Stuart was the Chief of Corporate Development at EKR Therapeutics, which was sold to Cornerstone Therapeutics in 2012.  Previously, Mr. Stuart was the Vice President of Business and Corporate Development and Strategy at Ovation Pharmaceuticals, a biopharmaceutical company focused on rare and severe diseases, which was sold to Lundbeck A/S in 2009.

Mr. Stuart and Yarra have entered into an Employment Agreement pursuant to which he will receive an annual salary and equity compensation from Yarra and will be eligible to receive a bonus based on Yarra’s performance against milestones to be specified by Yarra. Array has agreed to guaranty the obligations of Yarra under this Employment Agreement.  Mr. Stuart has also entered into a standard Confidentiality and Inventions Agreement and a Noncompete Agreement with Yarra.

As part of his duties, Mr. Stuart will be seeking third party equity financing for use in further development and commercialization, to provide working capital for Yarra Therapeutics, and for general corporate purposes.  In connection with the contribution of the 797 Assets, Yarra and Array will enter into a support agreement, pursuant to which Array will provide temporary payroll, accounting, development and certain other administrative and scientific services. In exchange for these services, Array will be entitled to receive compensation.

If Yarra is successful in closing one or more equity financings with third party investors, then Array’s percentage ownership interest in Yarra will be reduced.  Depending upon the terms of such financings, Array may lose control over decisions affecting future development of ARRY-797.  There can be no assurance that Yarra will be able to obtain third party financing, and Array may choose to dissolve Yarra at any time before any financing. In that event, after payment of Yarra liabilities, Yarra would distribute to Array (the sole member of Yarra) all of Yarra’s assets, including the 797 Assets.  If Yarra does obtain such financing, there can be no assurance Array will remain in control of Yarra or that it will receive a return on its ownership in Yarra after such financing.

FORWARD LOOKING STATEMENT DISCLAIMER

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about plans to conduct equity financing transactions for Yarra and expectations that events will occur that will result in greater value for Array, Yarra’s future plans to progress and develop the ARRY 797 program, Yarra’s future capital requirements. These statements involve significant risks and uncertainties, including those discussed in our most recent annual report filed on Form 10-K, in our quarterly reports filed on Form 10-Q, and in other reports filed by Array with the Securities and Exchange Commission. In addition, if Yarra is unsuccessful in sufficiently financing Yarra’s further development of ARRY 797, or if ARRY 797 fails to become a commercial drug for any reason, the value of Array’s ownership in Yarra may decline, or lose its value entirely, or have a value to Array that is less than the value of the 797 Assets had Array retained the 797 Assets. Because these statements reflect our current expectations concerning future events, our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors. These factors include, but are not limited to, Yarra’s ability to fund and successfully progress internal research and development efforts and to create effective, commercially-viable drugs under the ARRY 797 program; risks relating to the regulatory approval process for ARRY 797, which may not result in approval for ARRY 797, cause delays in development or require that we or Yarra expend more resources to obtain approval than expected; Yarra’s ability to effectively and timely conduct clinical trials in light of increasing costs and difficulties in locating appropriate trial sites and in enrolling patients who meet the criteria for certain clinical trials; risks associated with Yarra’s dependence on third-party service providers to successfully conduct clinical trials within and outside the United States; Yarra’s ability to achieve and maintain profitability and maintain sufficient cash resources; and Yarra’s ability to attract and retain experienced scientists and management. We are providing this information as of December 21, 2017. We undertake no duty to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements or of anticipated or unanticipated events that alter any assumptions underlying such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017	Array BioPharma Inc.

	By:	/s/ JASON HADDOCK
Jason Haddock
Chief Financial Officer